UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811 - 03940

Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/16

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus Active MidCap Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Active MidCap Fund

ANNUAL REPORT December 31, 2016

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Active MidCap Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Active MidCap Fund, covering the 12-month period from January 1, 2016 through December 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds advanced over 2016 despite bouts of market volatility stemming from various economic and political developments. In January, stocks declined sharply and long-term interest rates fell in response to sluggish global economic growth, falling commodity prices, and worries following the first increase in short-term U.S. interest rates in nearly a decade. However, equities began a sustained rebound in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies, and commodity prices recovered. After a bout of volatility in June stemming from the United Kingdom’s referendum to leave the European Union, stocks generally continued to climb over the summer. Stock prices moderated in advance of U.S. elections, but markets subsequently rallied to new highs in anticipation of changes in U.S. fiscal and tax policies. In the bond market, yields of high-quality government bonds moved lower over much of the reporting period amid robust investor demand for current income, but yields surged higher after the election due to expectations of rising interest rates. Corporate-backed bonds fared especially well in this environment.

The transition to a new U.S. president and ongoing global economic headwinds suggest that volatility may persist in the financial markets. Some asset classes and industry groups seem likely to benefit from a changing economic and geopolitical landscape, while others probably will face challenges. Consequently, selectivity seems likely to be an important determinant of investment success in 2017. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
January 17, 2017

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2016 through December 31, 2016, as provided by C. Wesley Boggs, William S. Cazalet, CAIA, and Ronald P. Gala, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2016, Dreyfus Active MidCap Fund’s Class A shares achieved a total return of 8.81%, Class C shares returned 7.90%, Class I shares returned 9.02%, and Class Y shares returned 9.18%.1 In comparison, the fund’s benchmark, the Russell Midcap® Index (the “Index”), achieved a total return of 13.80% for the same period.2

Midcap stocks achieved solid returns in 2016 on the strength of positive economic growth and expectations of changing U.S. fiscal, tax, and regulatory policies under a new presidential administration. The fund lagged the Index, mainly due to security selection shortfalls in the energy, information technology, and financials sectors.

The Fund’s Investment Approach

The fund seeks to maximize capital appreciation by investing in midsize companies, as represented by the Index. In pursuing this goal, we apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations primarily within mid-cap stocks in the U.S. stock market.

We use a proprietary valuation model that identifies and ranks stocks to construct the fund's portfolio. We construct the fund’s portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. Within each sector and style subset, the fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive. The fund typically will hold between 100 and 250 securities.

Economic and Political Developments Drove Equity Markets

U.S. stocks across all capitalization ranges moved sharply lower over the opening weeks of 2016 due to weakening commodity prices, disappointing global economic data, and higher short-term U.S. interest rates. However, equities began a dramatic recovery in February and rallied through the spring in response to rebounding commodity prices, global monetary easing, and indications that additional U.S. rate increases would be delayed.

The market’s advance faltered in June over concerns regarding the United Kingdom’s referendum to leave the European Union, but the decline proved short lived. By early July, the market had regained most of its lost ground, and encouraging U.S. economic data helped the Index advance further over the summer. Midcap stocks gave back some of their previous gains in October when investors became more cautious ahead of the presidential election. After the election, midcap stocks again rallied strongly, and the Index achieved record highs as investors anticipated higher government spending, lower corporate taxes, and a less stringent regulatory environment.

For the reporting period overall, midcap stocks generally produced higher returns than large-cap stocks, but midcap stocks underperformed their small-cap counterparts, on average.

DISCUSSION OF FUND PERFORMANCE (continued)

Stock Selection Produced Mixed Results

Although the fund participated significantly in its Index’s gains, relative performance was dampened by some disappointing security selections as well as an underweight to the rebounding energy sector. Oil refiner and fertilizer producer CVR Energy encountered industrywide challenges in both of its major business units.

An underweighted position in the information technology sector prevented the fund from participating more fully in its advance, and results were further dampened by lack of exposure to visual computing specialist NVIDIA. In contrast, the fund held voice recognition software developer Nuance Communications, which lost value when its management revised downward the company’s future earnings expectations. In the financials sector, security selection shortfalls among banks and capital markets hurt relative performance, as did an underweight to banks.

The fund achieved better relative results from our stock selection in the health care and consumer discretionary sectors, where a diverse group of companies fared well. Among insurers, Unum Group and Lincoln National produced higher-than-expected earnings and better sales results than many of their industry peers. Among individual stocks, shipbuilder Huntington Ingalls Industries was the fund’s top performer for 2016 on the strength of an encouraging earnings forecast and the company’s planned expansion into new services. Steelmaker Nucor reported strong quarterly earnings and higher profit margins, and the stock benefited from expectations of rising federal infrastructure spending.

Maintaining a Disciplined Investment Process

As of the reporting period’s end, our quantitative models have continued to identify what we believe are attractive investment opportunities across a broad spectrum of midcap companies and industry groups. Indeed, recent bouts of volatility have provided opportunities to purchase the stocks of companies ranked highly by our process. When the fund’s holdings reach what we perceive to be fuller valuations, we expect to replace them with high-quality companies that display then-currently attractive valuations in our model. In addition, we continue to maintain a broadly diversified portfolio.

January 17, 2017

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

¹ Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions, in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.
² Source: Lipper Inc. —The Russell Midcap® Index is a widely accepted, unmanaged index of medium-cap stock market performance. Investors cannot invest directly in any index.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Active MidCap Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Russell Midcap® Index (the “Index”).

† Source: Lipper Inc.
††The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Active MidCap Fund on 12/31/06 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a widely accepted, unmanaged index of medium-cap stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 12/31/16
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	1/29/85	2.55%	13.96%	4.32%
without sales charge	1/29/85	8.81%	15.32%	4.94%
Class C shares
with applicable redemption charge †	11/27/02	6.90%	14.34%	4.07%
without redemption	11/27/02	7.90%	14.34%	4.07%
Class I shares	11/27/02	9.02%	15.54%	4.98%
Class Y shares	9/1/15	9.18%	15.59%††	5.00%††
Russell Midcap® Index		13.80%	14.72%	7.86%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/1/15 (the inception date for Class Y shares).

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Active MidCap Fund from January 1, 2016 to December 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.99	$10.38	$4.83	$4.10
Ending value (after expenses)	$1,089.50	$1,085.00	$1,090.70	$1,091.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.79	$10.03	$4.67	$3.96
Ending value (after expenses)	$1,019.41	$1,015.18	$1,020.51	$1,021.22

† Expenses are equal to the fund’s annualized expense ratio of 1.14% for Class A, 1.98% for Class C, .92% for Class I and .78% Class Y, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
December 31, 2016

Common Stocks - 99.7%	Shares		Value ($)
Automobiles & Components - 3.0%
Lear	72,850		9,643,154
Visteon	108,725		8,734,966
			18,378,120
Banks - 1.4%
Cathay General Bancorp	126,815		4,822,774
First Horizon National	195,090		3,903,751
			8,726,525
Capital Goods - 11.5%
BWX Technologies	215,960		8,573,612
Curtiss-Wright	31,205		3,069,324
HD Supply Holdings	236,535	[a]	10,055,103
Huntington Ingalls Industries	48,995		9,024,389
Ingersoll-Rand	119,460	[b]	8,964,278
Lennox International	51,280	[b]	7,854,558
Owens Corning	168,555		8,690,696
Spirit AeroSystems Holdings, Cl. A	149,575		8,727,701
Toro	42,040		2,352,138
United Rentals	15,305	[a]	1,615,902
USG	40,450	[a,b]	1,168,196
			70,095,897
Consumer Durables & Apparel - 4.0%
Brunswick	174,915		9,539,864
D.R. Horton	108,530		2,966,125
Michael Kors Holdings	92,525	[a]	3,976,724
Tempur Sealy International	115,085	[a,b]	7,858,004
			24,340,717
Consumer Services - 2.6%
Darden Restaurants	119,460		8,687,131
Wyndham Worldwide	97,295		7,430,419
			16,117,550
Diversified Financials - 5.3%
Affiliated Managers Group	29,120	[a]	4,231,136
Ameriprise Financial	57,840		6,416,770
Eaton Vance	120,850		5,061,198
Moody's	97,295		9,172,000
SEI Investments	43,830		2,163,449

Common Stocks - 99.7% (continued)	Shares		Value ($)
Diversified Financials - 5.3% (continued)
Synchrony Financial	148,380		5,381,743
			32,426,296
Energy - 5.6%
Devon Energy	86,565		3,953,424
FMC Technologies	194,000	[a]	6,892,820
Newfield Exploration	106,740	[a]	4,322,970
ONEOK	86,265		4,952,474
Tesoro	72,250		6,318,262
World Fuel Services	177,300		8,139,843
			34,579,793
Food & Staples Retailing - .5%
Sprouts Farmers Markets	173,925	[a,b]	3,290,661
Food, Beverage & Tobacco - 6.5%
Campbell Soup	74,240		4,489,293
ConAgra Foods	203,340		8,042,097
Hormel Foods	98,885		3,442,187
Ingredion	44,725		5,588,836
J.M. Smucker	39,950		5,115,997
Lamb Weston Holdings	67,780		2,565,473
Tyson Foods, Cl. A	166,570		10,274,038
			39,517,921
Health Care Equipment & Services - 5.6%
AmerisourceBergen	45,220		3,535,752
Cerner	33,990	[a]	1,610,106
Cigna	18,285		2,439,036
Edwards Lifesciences	3,380	[a]	316,706
Hologic	226,200	[a]	9,075,144
Teleflex	49,495		7,976,119
WellCare Health Plans	66,985	[a]	9,182,304
			34,135,167
Household & Personal Products - .8%
Church & Dwight	111,410		4,923,208
Insurance - 3.8%
Aon	36,870		4,112,111
Hartford Financial Services Group	36,475		1,738,034
Lincoln National	121,545		8,054,787
Unum Group	209,900		9,220,907
			23,125,839

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.7% (continued)	Shares		Value ($)
Materials - 7.5%
Cabot	74,240		3,752,090
Celanese, Ser. A	114,095		8,983,840
Commercial Metals	40,150		874,467
Crown Holdings	82,785	[a]	4,352,007
Nucor	158,615		9,440,765
Owens-Illinois	104,255	[a]	1,815,080
Reliance Steel & Aluminum	114,195		9,083,070
Steel Dynamics	57,045		2,029,661
Worthington Industries	115,285		5,469,120
			45,800,100
Media - 1.4%
Omnicom Group	102,765		8,746,329
Pharmaceuticals, Biotechnology & Life Sciences - 7.0%
Agilent Technologies	127,710		5,818,468
Bruker	123,735		2,620,707
Charles River Laboratories International	67,185	[a]	5,118,825
Illumina	2,290	[a]	293,212
Mettler-Toledo International	18,745	[a]	7,845,907
PerkinElmer	28,225		1,471,934
Quintiles IMS Holdings	67,580	[a]	5,139,459
United Therapeutics	69,070	[a,b]	9,906,710
Zoetis	82,490		4,415,690
			42,630,912
Real Estate - 6.6%
General Growth Properties	318,425	[c]	7,954,256
Host Hotels & Resorts	380,145	[c]	7,161,932
Kilroy Realty	118,565	[c]	8,681,329
Lamar Advertising, Cl. A	88,155	[c]	5,927,542
Macerich	38,265	[c]	2,710,693
Mid-America Apartment Communities	40,504	[c]	3,966,152
Piedmont Office Realty Trust, Cl. A	174,815	[c]	3,655,382
Prologis	10,040	[c]	530,012
			40,587,298
Retailing - 6.1%
Best Buy	66,490	[b]	2,837,128
Big Lots	144,805	[b]	7,270,659
Burlington Stores	38,860	[a]	3,293,385
Dollar General	64,900		4,807,143
Foot Locker	114,690	[b]	8,130,374

Common Stocks - 99.7% (continued)	Shares		Value ($)
Retailing - 6.1% (continued)
Nordstrom	40,845	[b]	1,957,701
O'Reilly Automotive	28,455	[a]	7,922,157
The Michaels Companies	42,935	[a]	878,021
			37,096,568
Semiconductors & Semiconductor Equipment - .3%
KLA-Tencor	12,520		985,074
Synaptics	2,985	[a,b]	159,936
Xilinx	9,145		552,084
			1,697,094
Software & Services - 9.6%
Activision Blizzard	49,695		1,794,486
ANSYS	11,825	[a]	1,093,694
Citrix Systems	109,025	[a]	9,737,023
DST Systems	22,165		2,374,980
Electronic Arts	69,865	[a]	5,502,567
Fiserv	96,005	[a]	10,203,411
Mentor Graphics	31,505		1,162,219
NeuStar, Cl. A	62,910	[a,b]	2,101,194
Nuance Communications	502,685	[a]	7,490,006
Paychex	48,100		2,928,328
Red Hat	60,425	[a]	4,211,622
Vantiv, Cl. A	36,475	[a]	2,174,640
VeriSign	100,775	[a,b]	7,665,954
			58,440,124
Technology Hardware & Equipment - 2.5%
CommScope Holding	71,060	[a]	2,643,432
Motorola Solutions	116,180		9,630,160
NCR	80,205	[a]	3,253,115
			15,526,707
Telecommunication Services - 1.3%
CenturyLink	323,395	[b]	7,690,333
Transportation - 1.9%
CH Robinson Worldwide	42,435	[b]	3,108,788
Southwest Airlines	170,245		8,485,011
			11,593,799
Utilities - 4.9%
AES	93,620		1,087,864
FirstEnergy	255,915		7,925,688
Great Plains Energy	289,605		7,920,697

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.7% (continued)	Shares		Value ($)
Utilities - 4.9% (continued)
MDU Resources Group	312,365		8,986,741
NiSource	20,275		448,889
PPL	98,985		3,370,439
			29,740,318
Total Common Stocks (cost $509,075,125)			609,207,276
Other Investment - .4%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,315,125)	2,315,125	[d]	2,315,125
Investment of Cash Collateral for Securities Loaned - 4.1%
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $25,320,016)	25,320,016	[d]	25,320,016
Total Investments (cost $536,710,266)	104.2%		636,842,417
Liabilities, Less Cash and Receivables	(4.2%)		(25,484,510)
Net Assets	100.0%		611,357,907

aNon-income producing security.
bSecurity, or portion thereof, on loan. At December 31, 2016, the value of the fund’s securities on loan was $51,017,825 and the value of the collateral held by the fund was $52,358,886, consisting of cash collateral of $25,320,016 and U.S. Government & Agency securities valued at $27,038,870.
cInvestment in real estate investment trust.
dInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Capital Goods	11.5
Software & Services	9.6
Materials	7.5
Pharmaceuticals, Biotechnology & Life Sciences	7.0
Real Estate	6.6
Food, Beverage & Tobacco	6.5
Retailing	6.1
Energy	5.6
Health Care Equipment & Services	5.6
Diversified Financials	5.3
Utilities	4.9
Money Market Investments	4.5
Consumer Durables & Apparel	4.0
Insurance	3.8
Automobiles & Components	3.0
Consumer Services	2.6
Technology Hardware & Equipment	2.5
Transportation	1.9
Banks	1.4
Media	1.4
Telecommunication Services	1.3
Household & Personal Products	.8
Food & Staples Retailing	.5
Semiconductors & Semiconductor Equipment	.3
104.2

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $51,017,825)—Note 1(b):
Unaffiliated issuers	509,075,125	609,207,276
Affiliated issuers	27,635,141	27,635,141
Cash		97,211
Dividends and securities lending income receivable		1,039,171
Receivable for shares of Common Stock subscribed		205,255
Prepaid expenses		34,478
		638,218,532
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		588,355
Liability for securities on loan—Note 1(b)		25,320,016
Payable for shares of Common Stock redeemed		809,352
Accrued expenses		142,902
		26,860,625
Net Assets ($)		611,357,907
Composition of Net Assets ($):
Paid-in capital		504,274,873
Accumulated undistributed investment income—net		1,569,092
Accumulated net realized gain (loss) on investments		5,381,791
Accumulated net unrealized appreciation (depreciation) on investments		100,132,151
Net Assets ($)		611,357,907

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	519,763,139	10,803,184	80,790,486	1,098
Shares Outstanding	8,721,070	194,257	1,347,228	18.30
Net Asset Value Per Share ($)	59.60	55.61	59.97	60.00

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	9,737,663
Affiliated issuers	21,653
Income from securities lending—Note 1(b)	141,830
Total Income	9,901,146
Expenses:
Management fee—Note 3(a)	4,277,969
Shareholder servicing costs—Note 3(c)	1,798,901
Distribution fees—Note 3(b)	71,521
Professional fees	66,122
Registration fees	65,683
Directors’ fees and expenses—Note 3(d)	51,908
Prospectus and shareholders’ reports	48,134
Custodian fees—Note 3(c)	47,569
Loan commitment fees—Note 2	12,295
Interest expense—Note 2	170
Miscellaneous	28,526
Total Expenses	6,468,798
Less—reduction in fees due to earnings credits—Note 3(c)	(8,545)
Net Expenses	6,460,253
Investment Income—Net	3,440,893
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	5,382,666
Net unrealized appreciation (depreciation) on investments	42,534,142
Net Realized and Unrealized Gain (Loss) on Investments	47,916,808
Net Increase in Net Assets Resulting from Operations	51,357,701

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015[a]
Operations ($):
Investment income—net	3,440,893	3,027,280
Net realized gain (loss) on investments	5,382,666	36,708,592
Net unrealized appreciation (depreciation) on investments	42,534,142	(32,312,759)
Net Increase (Decrease) in Net Assets Resulting from Operations	51,357,701	7,423,113
Distributions to Shareholders from ($):
Investment income—net:
Class A	(1,585,792)	(2,794,959)
Class I	(449,344)	(281,620)
Class Y	(8)	(9)
Net realized gain on investments:
Class A	(3,734,293)	(11,993,198)
Class C	(71,200)	(190,046)
Class I	(416,906)	(765,010)
Class Y	(8)	(26)
Total Distributions	(6,257,551)	(16,024,868)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	50,965,261	52,395,697
Class C	4,266,513	3,179,592
Class I	94,232,680	35,190,746
Class Y	-	1,000
Distributions reinvested:
Class A	5,019,853	14,074,498
Class C	63,342	166,142
Class I	724,490	1,004,204
Cost of shares redeemed:
Class A	(62,668,929)	(62,970,581)
Class C	(1,751,051)	(1,123,987)
Class I	(55,929,840)	(6,762,446)
Increase (Decrease) in Net Assets from Capital Stock Transactions	34,922,319	35,154,865
Total Increase (Decrease) in Net Assets	80,022,469	26,553,110
Net Assets ($):
Beginning of Period	531,335,438	504,782,328
End of Period	611,357,907	531,335,438
Undistributed investment income—net	1,569,092	163,343

	Year Ended December 31,
	2016	2015[a]
Capital Share Transactions (Shares):
Class Ab
Shares sold	931,820	897,521
Shares issued for distributions reinvested	89,706	251,721
Shares redeemed	(1,125,481)	(1,086,887)
Net Increase (Decrease) in Shares Outstanding	(103,955)	62,355
Class C
Shares sold	84,157	58,475
Shares issued for distributions reinvested	1,243	3,166
Shares redeemed	(33,617)	(20,831)
Net Increase (Decrease) in Shares Outstanding	51,783	40,810
Class Ib
Shares sold	1,697,823	598,807
Shares issued for distributions reinvested	12,587	17,827
Shares redeemed	(997,561)	(116,670)
Net Increase (Decrease) in Shares Outstanding	712,849	499,964
Class Y
Shares sold	-	18.30

[a]Effective September 1, 2015, the fund commenced offering Class Y shares.
[b]During the period ended December 31, 2016, 241 Class A shares representing $13,472 were exchanged for 239 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Class A Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	55.36	56.12	49.11	36.47	31.08
Investment Operations:
Investment income—net[a]	.33	.33	.15	.29	.41
Net realized and unrealized gain (loss) on investments	4.51	.64	7.01	12.65	5.41
Total from Investment Operations	4.84	.97	7.16	12.94	5.82
Distributions:
Dividends from investment income—net	(.18)	(.33)	(.15)	(.30)	(.43)
Dividends from net realized gain on investments	(.42)	(1.40)	-	-	-
Total Distributions	(.60)	(1.73)	(.15)	(.30)	(.43)
Net asset value, end of period	59.60	55.36	56.12	49.11	36.47
Total Return (%)[b]	8.81	1.69	14.58	35.50	18.74
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.14	1.13	1.15	1.15	1.20
Ratio of net expenses to average net assets	1.14	1.13	1.14	1.15	1.20
Ratio of net investment income to average net assets	.59	.57	.28	.68	1.19
Portfolio Turnover Rate	60.22	60.96	73.99	74.57	68.84
Net Assets, end of period ($ x 1,000)	519,763	488,571	491,786	457,146	364,625

a Based on average shares outstanding.
b Exclusive of sales charge.
See notes to financial statements.

	Year Ended December 31,
Class C Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	51.97	52.92	46.57	34.67	29.51
Investment Operations:
Investment income (loss)—net[a]	(.12)	(.14)	(.28)	(.06)	.08
Net realized and unrealized gain (loss) on investments	4.18	.59	6.63	11.96	5.15
Total from Investment Operations	4.06	.45	6.35	11.90	5.23
Distributions:
Dividends from investment income—net	-	-	-	-	(.07)
Dividends from net realized gain on investments	(.42)	(1.40)	-	-	-
Total Distributions	(.42)	(1.40)	-	-	(.07)
Net asset value, end of period	55.61	51.97	52.92	46.57	34.67
Total Return (%)[b]	7.90	.82	13.64	34.32	17.69
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.99	1.98	2.01	2.04	2.07
Ratio of net expenses to average net assets	1.99	1.98	2.00	2.00	2.07
Ratio of net investment income (loss) to average net assets	(.24)	(.26)	(.57)	(.16)	.23
Portfolio Turnover Rate	60.22	60.96	73.99	74.57	68.84
Net Assets, end of period ($ x 1,000)	10,803	7,405	5,380	4,597	4,730

a Based on average shares outstanding.
b Exclusive of sales charge.
See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class I Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	55.74	56.67	49.65	36.92	31.47
Investment Operations:
Investment income—net[a]	.49	.52	.26	.36	.48
Net realized and unrealized gain (loss) on investments	4.50	.57	7.10	12.81	5.48
Total from Investment Operations	4.99	1.09	7.36	13.17	5.96
Distributions:
Dividends from investment income—net	(.34)	(.62)	(.34)	(.44)	(.51)
Dividends from net realized gain on investments	(.42)	(1.40)	-	-	-
Total Distributions	(.76)	(2.02)	(.34)	(.44)	(.51)
Net asset value, end of period	59.97	55.74	56.67	49.65	36.92
Total Return (%)	9.02	1.88	14.84	35.73	18.94
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94	.93	.94	.95	1.04
Ratio of net expenses to average net assets	.94	.93	.94	.95	1.04
Ratio of net investment income to average net assets	.85	.92	.50	.80	1.36
Portfolio Turnover Rate	60.22	60.96	73.99	74.57	68.84
Net Assets, end of period ($ x 1,000)	80,790	35,359	7,617	5,256	3,380

a Based on average shares outstanding.
See notes to financial statements.

	Year Ended December 31,
Class Y Shares	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	55.74	54.64
Investment Operations:
Investment income—net	.53	.24
Net realized and unrealized gain (loss) on investments	4.56	2.76
Total from Investment Operations	5.09	3.00
Distributions:
Dividends from investment income—net	(.41)	(.50)
Dividends from net realized gain on investments	(.42)	(1.40)
Total Distributions	(.83)	(1.90)
Net asset value, end of period	60.00	55.74
Total Return (%)	9.18	5.46[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	.79[c]
Ratio of net expenses to average net assets	.78	.79[c]
Ratio of net investment income to average net assets	.98	1.25[c]
Portfolio Turnover Rate	60.22	60.96
Net Assets, end of period ($ x 1,000)	1	1

a From September 1, 2015 (commencement of initial offering) to December 31, 2015.
b Not annualized.
c Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Active MidCap Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek to maximize capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 170 million shares of $.001 par value Common Stock. The fund currently offers four classes of shares: Class A (40 million shares authorized), Class C (15 million shares authorized), Class I (15 million shares authorized) and Class Y (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of December 31, 2016, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with

GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if

NOTES TO FINANCIAL STATEMENTS (continued)

there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	605,230,552	-	-	605,230,552
Equity Securities - Foreign Common Stocks†	3,976,724	-	-	3,976,724
Registered Investment Companies	27,635,141	-	-	27,635,141

† See Statement of Investments for additional detailed categorizations.

At December 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2016, The Bank of New York Mellon earned $28,780 from lending portfolio securities, pursuant to the securities lending agreement.

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2016 were as follows:

Affiliated Investment Company	Value 12/31/2015 ($)	Purchases ($)	Sales ($)	Value 12/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares†	5,868,670	183,076,232	188,944,902	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund††	6,689,475	109,452,198	113,826,548	2,315,125.4
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares†	-	89,444,974	64,124,958	25,320,016	4.1
Total	12,558,145	381,973,404	366,896,408	27,635,141	4.5

† During the period ended December 31, 2016, Dreyfus Institutional Cash Advantage Fund was acquired by Dreyfus Institutional Preferred Money Market Fund.
†† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,409,216, undistributed capital gains $5,403,980 and unrealized appreciation $100,109,963.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2016 and December 31, 2015 were as follows: ordinary income $2,035,144 and $3,076,588, and long-term capital gains $4,222,407 and $12,948,280 respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2016, was approximately $11,800 with a related weighted average annualized interest rate of 1.45%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended December 31, 2016, the Distributor retained $10,623 from commissions earned on sales of the fund’s Class A shares and $5,438 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended December 31, 2016, Class C shares were charged $71,521 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2016, Class A and Class C shares were charged $1,238,619 and $23,840, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2016, the fund was charged $218,768 for transfer agency services and $18,236 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $8,545.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2016, the fund was charged $47,569 pursuant to the custody agreement.

During the period ended December 31, 2016, the fund was charged $9,640 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $393,389, Distribution Plan fees $6,932, Shareholder Services Plan fees $113,771, custodian fees $28,000, Chief Compliance Officer fees $7,314 and transfer agency fees $38,949.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2016, amounted to $382,826,330 and $340,194,813, respectively.

At December 31, 2016, the cost of investments for federal income tax purposes was $536,732,454; accordingly, accumulated net unrealized appreciation on investments was $100,109,963, consisting of $113,709,339 gross unrealized appreciation and $13,599,376 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”). The cases allege that Tribune took on billions of dollars of debt in the LBO to purchase its own stock from shareholders at $34 per share. The LBO was executed in a two-step transaction: shares were repurchased by Tribune in a tender offer in June 2007 and then in a go-private merger in December 2007. In 2008, approximately one year after the LBO was concluded, Tribune filed for bankruptcy protection under Chapter 11. Thereafter, in approximately June 2011, certain Tribune creditors filed dozens of complaints in various courts throughout the country alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims. These cases were consolidated for coordinated pre-trial proceedings in a multi-district litigation in the United States District Court for the Southern District of New York titled In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)).

NOTES TO FINANCIAL STATEMENTS (continued)

In addition, there was a case pending in United States Bankruptcy Court for the District of Delaware brought by the Unsecured Creditors Committee of the Tribune Company that has since been transferred to the Tribune MDL (formerly The Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, et al., Bankr. D. Del. Adv. Pro. No. 10-54010 (KJC)) (“FitzSimons case”). The case was originally filed on November 1, 2010. In a Fourth Amended Complaint filed in November 2012, among other claims, the Creditors Committee sought recovery under the Bankruptcy Code for alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, and a defendants’ class of all shareholders who tendered their Tribune stock in the LBO and received cash in exchange. There were 35 other counts in the Fourth Amended Complaint that did not relate to claims against Shareholder Defendants, but instead were brought against parties directly involved in approval or execution of the leveraged buyout. On January 10, 2013, pursuant to the Tribune bankruptcy plan, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust, became the successor plaintiff to the Creditors Committee in this case. The case is now proceeding as: Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS). On August 1, 2013, the plaintiff filed a Fifth Amended Complaint with the Court. The Fifth Amended Complaint contains more detailed allegations regarding the steps Tribune took in consideration and execution of the LBO, but did not change the legal basis for the claim previously alleged against the Shareholder Defendants.

On November 6, 2012, a motion to dismiss was filed in the Tribune MDL that applied to most, but not all, of the cases in the Tribune MDL. On September 23, 2013 Judge Sullivan granted the motion to dismiss on standing grounds, after rejecting defendants’ preemption arguments. By granting the motion, Judge Sullivan dismissed nearly 50 cases in the Tribune MDL. The fund was a defendant in at least one of the dismissed cases. The motion had no effect on the FitzSimons case, which had been stayed.

On September 30, 2013, plaintiffs appealed the motion to dismiss decision to the U.S. Court of Appeals for the Second Circuit. On October 28, 2013, certain defendants cross-appealed from Judge Sullivan’s decision, seeking review of the arguments that Judge Sullivan rejected in his decision. On March 29, 2016, the Second Circuit issued its decision on the appeal and cross-appeal. A panel of three judges unanimously affirmed the dismissal on the grounds that the plaintiffs’ claims were preempted by section 546(e) of the Bankruptcy Code. On April 12, 2016, the plaintiffs/appellants filed a petition with the Second Circuit requesting rehearing of the appeal by the same panel of judges and/or rehearing en banc by all judges on the Second Circuit. On July 22, 2016, the Second Circuit denied both requests for rehearing. On September 9, 2016, Plaintiffs filed a petition for certiorari with the U.S. Supreme Court. A brief in opposition to the petition was filed on behalf of defendants on October 24, 2016. Plaintiffs filed a reply brief on November 4, 2016. As of February 2, 2017, the Supreme Court has not ruled on the petition.

In the FitzSimons case, a “global” motion to dismiss the fraudulent transfer claim asserted against the Shareholder Defendants, which applies equally to all Shareholder Defendants including the fund, was filed on May 23, 2014 and briefing was completed in July 2014. On January 9, 2017, Judge Sullivan entered an order granting the “global” motion and dismissing the claim against all the Shareholder Defendants. On February 2, 2017, the plaintiff filed a request to seek leave to appeal with the court. As of February 2, 2017, the Court had not ruled on the request.

At this stage in the proceedings, it is not possible to assess with any reasonable certainty the probable outcomes of the pending litigations. Consequently, at this time, management is unable to estimate the possible loss that may result.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Active MidCap Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Active MidCap Fund (one of the series comprising Strategic Funds, Inc.) as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Active MidCap Fund at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 27, 2017

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2016 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2016, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $2,035,144 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2017 of the percentage applicable to the preparation of their 2016 income tax returns. Also, the fund hereby reports $.4160 per share as a long-term capital gain distribution paid on March 24, 2016.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 7-8, 2016, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2016, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was at or above the

Performance Group and Performance Universe medians for all periods except for one- and ten-year periods, when it was below the medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was slightly above the Expense Group and Expense Universe medians and the fund’s total expense ratio was below the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board generally was satisfied with the fund’s performance, although expressing some concern with the fund’s relative performance in the most recent one year period.

• The Board concluded that the fee paid to Dreyfus supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Joni Evans (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 24

———————

Ehud Houminer (76)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

•  Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 59

———————

Hans C. Mautner (79)

Board Member (1984)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1978-present)

No. of Portfolios for which Board Member Serves: 24

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (53)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 107

———————

Burton N. Wallack (66)

Board Member (2006)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 24

———————

Benaree Pratt Wiley (70)

Board Member (2016)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 86

———————

INTERESTED BOARD MEMBER

Gordon J. Davis (75)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 58

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

William Hodding Carter III, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of MBSC Securities Corporation since June 2007. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 61 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

For More Information

Dreyfus Active MidCap Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DNLDX Class C:DNLCX Class I: DNLRX Class Y: DNLYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0085AR1216

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,031 in 2015 and $33,856 in 2016.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,273 in 2015 and $6,430 in 2016. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,479 in 2015 and $3,766 in 2016. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $2,310 in 2015 and $2,937 in 2016.  These services included a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2015 and $0 in 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $20,055,582 in 2015 and $17,871,092.30 in 2016.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:  February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:  February 24, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:  February 24, 2017

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)